FIRST AMENDMENT TO PARTICIPATION AGREEMENT

THIS FIRST AMENDMENT TO PARTICIPATION AGREEMENT is made as of this 21st day of January 2008, by and among FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY ("FGWL&A"), DREYFUS VARIABLE INVESTMENT FUND (the "Fund"), AND THE DREYFUS CORPORATION (the "Adviser"), collectively the "Parties." Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement (defined below).

RECITALS

WHEREAS, FGWL&A, the Fund, and the Adviser are parties to a Participation Agreement dated May 1, 1999 (the "Agreement"); and

WHEREAS, the Parties to the Agreement desire to add an additional contact; and

WHEREAS, The Parties desire and agree to amend the Agreement by deleting Schedule A of the Agreement and replacing it with the revised Schedule A attached hereto.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Parties hereby amend the Agreement as follows:

1. Schedule A of the Agreement is hereby replaced in its entirety with Schedule A as attached and incorporated by reference to this Amendment.

[Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first above written.

FIRST GREAT-WEST LIFE AND ANNUITY INSURANCE COMPANY

By its authorized officer,

By:	/s/ Chris Bergeron
Name:	Chris Bergeron
Title:	Vice President
Date:	2/8/08

DREYFUS VARIABLE INVESTMENT FUND

By its authorized officer,

By:	/s/ Michael Rosenberg
Name:	Michael A. Rosenberg
Title:	Secretary
Date:

THE DREYFUS CORPORATION

By its authorized officer,

By:	/s/ Gary R. Pierce
Name:	Gary R. Pierce
Title:	Controller
Date:

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SCHEDULE A

SEPARATE ACCOUNTS UTILIZING THE FUNDS
Contracts	Form Numbers
Charles Schwab & Co., Inc. (Schwab Select)	J434NY
Charles Schwab & Co., Inc. (Schwab OneSource)	J444NY
Individual Variable/Fixed Annuity Contract	J434fND

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